Exhibit 99.1

Supplemental Information

(Unaudited)

September 30, 2005

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

September 30, 2005

Page

Highlights and Discussion

Reporting Period Highlights – Third Quarter 2005	1
Forward-Looking Statements	4

Financial Statements

Quarterly Selected Financial Summary Data	5
Quarterly Consolidated Balance Sheets	6
Quarterly Consolidated Statements of Operations	7
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	8
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gain on Sales of Real Estate	9

Selected Financial Analyses

Quarterly Equity Analysis	10
Quarterly Debt Analysis	11
Quarterly Operating Ratios	12
Quarterly Dividend Analysis	13
Investor Composition and Analyst Coverage	14
Debt Maturity Schedule – September 30, 2005	15

Portfolio Summary

Property Summary by Region – September 30, 2005 – Wholly Owned Properties	16
Property Summary by Region – September 30, 2005 – Joint Venture Properties	20
Property Occupancy Rates by Region by Quarter – Wholly Owned Properties	21
Property Occupancy Rates by Region by Quarter – Joint Venture Properties	22
Top Twenty Office Tenants of Wholly Owned Properties as of September 30, 2005	23
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	24
Same Office Property Cash and GAAP Net Operating Income by Quarter	25
Average Occupancy Rates by Region for Same Office Properties	26
Office Lease Expiration Analysis by Year for Wholly Owned Properties	27
Office Renewal Analysis as of September 30, 2005	28
Year to Date Acquisition Summary as of September 30, 2005	29
Year to Date Disposition Summary as of September 30, 2005	30
Development Summary as of September 30, 2005	31
Year to Date Development Placed into Service as of September 30, 2005	32
Land Inventory as of September 30, 2005	33
Joint Venture Summary as of September 30, 2005	34
Reconciliations of Non GAAP Measurements	35

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided on page 35.  Refer to our Form 8-K for definitions of certain terms used herein.

Reporting Period Highlights – Third Quarter 2005

Financial Results

•                  Reported Net Income Available to Common Shareholders of $6,936,000 or $.18 per diluted share for the third quarter of 2005 as compared to $4,153,000 or $.12 per diluted share for the comparable 2004 period, representing an increase of 50.0% per share.  Excluding the $1.8 million writeoff of issuance costs associated with the redemption of our Series B preferred shares, our third quarter 2004 net income available to common shareholders would have been $.17 per diluted share.

•                  Reported FFO – diluted of $22,127,000 or $.47 per share/unit for the third quarter of 2005 as compared to $17,368,000 or $.39 per share/unit for the comparable 2004 period, representing an increase of 20.5% per share/unit.  Excluding the $1.8 million writeoff of issuance costs associated with the redemption of our Series B preferred shares, our third quarter 2004 FFO – diluted would have been $.43 per diluted share.

•                  Reported AFFO – diluted of $15,892,000 for the third quarter of 2005 as compared to $11,759,000 for the comparable 2004 period, representing an increase of 35.1%.

•                  Our FFO payout ratio was 60.6% for the third quarter of 2005 as compared to 65.9% for the comparable 2004 period.  Our AFFO payout ratio was 84.4% for the third quarter of 2005 as compared to 97.3% for the comparable 2004 period.

Financing Activity and Capital Transactions

•                  On July 11, 2005, we closed a $36.0 million bridge loan, bearing interest based upon a pricing grid that was initially priced at LIBOR plus 1.25%.  Upon its maturity on October 11, 2005, we repaid this loan.

•                  On September 8, 2005, we closed on a $19.5 million credit facility to fund the construction of 6711 Columbia Gateway Drive in Columbia, Maryland and have borrowed $7.1 million as of September 30, 2005.

•                  Increased our quarterly dividend 9.8% from $.255 to $.280 per share.

•                  On September 28, 2005, we issued 2,300,000 common shares, generating proceeds of $75.3 million before expenses, or $32.76 per share.  The proceeds were used to pay down our unsecured revolving credit facility.

•                  As of September 30, 2005, our debt to market capitalization was 37.6% and our debt to undepreciated book value of real estate assets was 58.3%.  We achieved an EBITDA interest coverage ratio of 3.17x and an EBITDA fixed charge coverage ratio of 2.51x for this quarter.

Acquisitions

•                  On July 8, 2005, we paid $7.6 million in cash and issued 89,879 common units valued at $2.4 million in exchange for 59 acres of land held for development and a 50,000 square foot build-to-suit opportunity located on 5 acres.  The 59 acre land parcel can support up to 650,000 square feet of development and the build-to-suit opportunity is 100% leased. This purchase marks our entry into the East submarket of Colorado Springs, Colorado, which supports Peterson Air Force Base.

•                  On July 27, 2005, we acquired a building containing 26,500 rentable square feet on 5 acres and an adjacent 4 acre land parcel located in Columbia, Maryland for $3.8 million.

•                  On September 19, 2005, we paid $26.0 million to acquire five office buildings containing 188,819 rentable square feet, located in Columbia, Maryland.

•                  On September 28, 2005, we paid $14.7 million to acquire an office building containing 102,717 rentable square feet, located in Colorado Springs, Colorado.  We also purchased the adjacent office building containing 33,190 rentable square feet for $3.3 million.  We simultaneously purchased a 50% undivided interest in a 132 acre land parcel, subject to a co-tenancy agreement.  This $10.65 million land purchase was funded with $2.5 million in cash, a $6.7 million seller note, and a $1.5 million bond assumption.  The $6.7 million seller note bears interest at prime rate plus 2.5% and requires $1.34 million in principal payments each September until maturity in September 2010.  The $1.5 million of Colorado Springs Stout Allen Public Building Authority Bonds Series 1998 bear interest at a fixed rate of 7.0%, require periodic principal payments and mature in December 2018.

•                  On September 30, 2005, we purchased an office building containing 67,500 rentable square feet located in Colorado Springs, Colorado for $9.0 million.  We assumed a $5.0 million mortgage loan, which bears interest at a fixed rate of 5.59% and matures in March 2034, unless prepaid without penalty during a three month prepayment period ending in March 2014.

Dispositions

•                  On August 31, 2005, we sold a development office building containing approximately 33,235 rentable square feet, located in Columbia, Maryland, for $4.8 million.  We recognized a gain of $80,000.

•                  On September 8, 2005, we sold three office properties containing 152,731 rentable square feet located in three neighboring towns of Cranbury, Monroe Township and Monmouth Junction, New Jersey for $22.5 million.  We recognized a gain of $4.3 million in our net income available to common shareholders.

•                  On September 29, 2005, we sold an 80% ownership interest in our entire Harrisburg, Pennsylvania portfolio of sixteen properties containing 671,759 rentable square feet with a total valuation of $73.0 million.  We retained a 20% interest in the limited partnership that now owns the properties.  The limited partnership simultaneously closed two ten year mortgage loans totaling $66.6 million.  These loans require interest only payments at a blended fixed interest rate of 5.82%.

Development

•                  Executed a ten year lease for 61,038 square feet with Applied Signal Technology, Inc. at our development property located at 306 Sentinel Drive (known as 306 NBP).

•                  During this quarter, we placed into service the entire 103,683 square feet of 2691 Technology Drive (known as 191 NBP).  This property is 100% leased to Northrop Grumman Corporation for a seven year term.

•                  Executed a ten year lease for 53,057 square feet at our development property located at 6711 Columbia Gateway Drive.  This lease is for our new corporate headquarters.

Operations

•                  Our wholly owned portfolio was 94.6% occupied and 95.8% leased as of September 30, 2005.  Our entire portfolio was 93.8% occupied and 95.0% leased as of September 30, 2005.

•                  Our same property cash NOI increased by 9.0% or $2.8 million as compared to the quarter ended September 30, 2004.  The primary driver of the increase in cash NOI for our same office portfolio as compared to third quarter of 2004, among other effects, was higher rental revenues of $2.5 million.  This increase was primarily due to improved occupancy and higher rental rates in our Baltimore Washington Corridor and Northern Virginia regions. Our same property portfolio consists of 111 properties and represents 84.4% of our total square feet owned as of September 30, 2005.

•                  Weighted average lease term of our wholly owned portfolio is 4.9 years as of September 30, 2005, with an average contractual rental rate (including tenant reimbursements of operating costs) of $20.72 per square foot.

•                  We renewed 165,311 square feet, or 64.8%, of our expiring office leases (based upon square footage) with an average committed cost of $9.22 per square foot during the third quarter.  For our renewed and retenanted space of approximately 453,716 square feet, we realized a decrease in total rent of (14.3%), as measured from the GAAP straight-line rent in effect preceding the renewal date and a decrease of (22.5%) in total cash rent.  We incurred an average committed cost of $9.04 per square foot for our renewed and retenanted space in the third quarter.

•                  Executed a long-term lease for 171,200 rentable square feet at 431 Ridge Road and 30,000 rentable square feet at 437 Ridge Road with a large credit worthy tenant.

Subsequent Events

•                  On October 1, 2005, we placed into service the 125,681 square foot development property at 318 Sentinel Drive (known as 318 NBP).  This building is 100% leased to a large credit worthy tenant.

•                  On October 1, 2005, we placed into service the 468,994 square foot office complex known as 8611 Military Drive in San Antonio, Texas.  The complex consists of two connected buildings that are 100% leased to a large credit worthy tenant.

•                  On October 13, 2005, we executed a lease for 32,286 rentable square feet at 306 Sentinel Drive (known as 306 NBP) for a ten year lease term.

•                  On October 17, 2005, we closed a $103.0 million, ten year secured loan, requiring interest only payments at a fixed interest rate of 5.53%.  In connection with this permanent loan, we terminated our $73.4 million forward swap and remitted $603,000.

•                  On October 21, 2005, we purchased an office building containing 117,803 rentable square feet, on a 21 acre land parcel, located in Frederick, Maryland for $17.0 million.  We leased 58% of this building to Farmers & Mechanics Bank for a ten year term.  The land parcel can support future development of two office buildings containing approximately 80,000 square feet.

•                  On October 24, 2005, we executed a long term lease for 46,748 rentable square feet at 15 Gude Drive, located in Rockville, Maryland.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2004.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2005			2004
	September 30	June 30	March 31	December 31	September 30

Revenues from Real Estate Operations	$62,996	$60,186	$59,705	$57,776	$52,276

Total Revenues	92,780	78,650	76,802	65,491	59,742

Combined Net Operating Income	44,338	43,133	41,709	41,444	36,900

EBITDA	45,918	40,463	39,366	38,439	34,713

Net Income	10,589	10,589	9,040	9,446	9,750
Preferred Share dividends	(3,653)	(3,654)	(3,654)	(3,654)	(3,784)
Issuance costs associated with redeemed preferred shares	—	—	—	—	(1,813)

Net Income Available to Common Shareholders	$6,936	$6,936	$5,386	$5,792	$4,153

Earnings per diluted share	$0.18	$0.18	$0.14	$0.15	$0.12

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.18	$0.18	$0.14	$0.15	$0.17

Funds From Operations (FFO) - Diluted	$22,127	$21,834	$21,143	$20,879	$17,368
FFO per diluted share	$0.47	$0.47	$0.45	$0.45	$0.39

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.47	$0.47	$0.45	$0.45	$0.43

Adjusted FFO - Diluted	$15,892	$16,981	$14,756	$13,164	$11,759

Payout Ratios:

Earnings Payout	158.1%	171.6%	173.4%	160.4%	222.4%

FFO - Diluted	60.6%	53.1%	54.5%	55.4%	65.9%

AFFO - Diluted	84.4%	68.2%	78.1%	87.9%	97.3%

Total Dividends/Distributions	$17,236	$15,405	$15,337	$15,286	$15,235

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2005			2004
	September 30	June 30	March 31	December 31	September 30

Assets
Investment in real estate:
Land - operational	$268,583	$274,531	$268,307	$268,327	$260,197
Land - development	127,085	108,320	97,085	74,190	75,925
Construction in progress	147,184	138,337	109,345	61,962	49,453
Buildings and improvements	1,315,969	1,333,526	1,294,457	1,280,537	1,231,518
Investment in and advances to unconsolidated real estate joint ventures	1,208	1,233	1,209	1,201	1,094
Less: accumulated depreciation	(163,424)	(165,101)	(153,127)	(141,716)	(131,018)
Net investment in real estate	1,696,605	1,690,846	1,617,276	1,544,501	1,487,169

Cash and cash equivalents	17,348	21,486	6,212	13,821	6,812
Restricted cash	15,083	15,982	13,830	12,617	10,760
Accounts receivable, net	12,537	13,613	17,529	16,771	10,209
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	30,222	29,291	27,890	26,282	23,383
Deferred charges, net	31,420	28,662	27,168	27,642	26,407
Intangible assets on real estate acquisitions, net	67,686	66,354	64,965	67,560	67,083
Prepaid and other assets	25,465	19,501	19,658	18,646	14,703
Furniture, fixtures and equipment, net	3,709	3,092	2,771	2,565	2,579
Total assets	$1,901,696	$1,890,448	$1,798,920	$1,732,026	$1,650,726

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,124,299	$1,177,779	$1,091,688	$1,022,688	$947,332
Accounts payable and accrued expenses	38,795	53,984	46,400	46,307	41,168
Rents received in advance and security deposits	14,191	13,421	13,298	12,781	11,519
Deferred revenue associated with acquired operating leases	8,045	8,092	6,612	7,247	7,670
Distributions in excess of investment in unconsolidated real estate joint venture	2,519	—	—	—	—
Dividends and distributions payable	16,665	14,834	14,766	14,713	14,533
Fair value of derivatives	1,516	4,188	—	—	45
Other liabilities	4,619	4,024	7,661	7,488	7,115
Total liabilities	1,210,649	1,276,322	1,180,425	1,111,224	1,029,382

Minority interests:
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Common units in the Operating Partnership	98,433	87,439	87,539	88,355	90,029
Other consolidated real estate joint ventures	1,297	861	1,699	1,723	1,594
Total minority interests	108,530	97,100	98,038	98,878	100,423

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	67	67	67	67	67
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 39,558,398 shares issued as of September 30, 2005)	396	372	370	368	367
Additional paid-in capital	654,024	586,567	582,805	578,228	573,766
Cumulative distributions in excess of net income	(63,256)	(59,226)	(55,312)	(51,358)	(47,862)
Value of unearned restricted common share grants	(7,318)	(7,396)	(7,473)	(5,381)	(5,381)
Accumulated other comprehensive income/(loss)	(1,396)	(3,358)	—	—	(36)
Total shareholders’ equity	582,517	517,026	520,457	521,924	520,921
Total shareholders’ equity and minority interests	691,047	614,126	618,495	620,802	621,344
Total liabilities and shareholders’ equity	$1,901,696	$1,890,448	$1,798,920	$1,732,026	$1,650,726

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2005			2004
	September 30	June 30	March 31	December 31	September 30
Revenues
Rental revenue	$54,978	$53,601	$52,430	$51,902	$46,781
Tenant recoveries and other real estate operations revenue	8,018	6,585	7,275	5,874	5,495
Construction contract revenues	28,476	17,445	15,728	6,882	6,766
Other service operations revenues	1,308	1,019	1,369	833	700
Total Revenues	92,780	78,650	76,802	65,491	59,742

Expenses
Property operating	19,032	17,574	18,565	16,876	15,789
Depreciation and amortization associated with real estate operations	18,004	15,068	14,387	13,668	11,619
Construction contract expenses	28,073	17,223	14,897	6,453	6,483
Other service operations expenses	1,253	955	1,291	823	495
General and administrative expenses	3,318	3,166	3,276	3,467	2,698
Total Operating Expenses	69,680	53,986	52,416	41,287	37,084

Operating Income	23,100	24,664	24,386	24,204	22,658
Interest expense	(14,370)	(13,728)	(13,183)	(12,483)	(10,668)
Amortization of deferred financing costs	(641)	(471)	(396)	(495)	(577)

Income from continuing operations before gain/(loss) on sales of real estate, income taxes and minority interests	8,089	10,465	10,807	11,226	11,413
Gain/(loss) on sales of real estate, excluding discontinued operations	105	210	24	24	24
Income tax (expense)	(294)	(213)	(457)	(420)	(145)
Income from continuing operations before minority interests	7,900	10,462	10,374	10,830	11,292
Minority interest in income from continuing operations
Common units in the Operating Partnership	(821)	(1,307)	(1,285)	(1,381)	(1,583)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(14)
Other consolidated entities	19	15	24	12	8
Income from continuing operations	6,933	9,005	8,948	9,296	9,703
Income from discontinued operations, net of minority interests	3,656	115	92	150	47
Net Income	10,589	9,120	9,040	9,446	9,750
Preferred share dividends	(3,653)	(3,654)	(3,654)	(3,654)	(3,784)
Issuance costs associated with redeemed preferred shares	—	—	—	—	(1,813)
Net Income Available to Common Shareholders	$6,936	$5,466	$5,386	$5,792	$4,153

For EPS Computations:

Numerator for Dilutive EPS	$6,936	$5,466	$5,386	$5,792	$4,153

Denominator:
Weighted Average Common Shares - Basic	36,913	36,692	36,555	36,296	33,797
Dilutive options	1,667	1,528	1,537	1,638	1,655
Weighted Average Common Shares - Diluted	38,580	38,220	38,092	37,934	35,452

Earnings per diluted share	$0.18	$0.14	$0.14	$0.15	$0.12

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	2005			2004
	September 30	June 30	March 31	December 31	September 30

Net Income	$10,589	$9,120	$9,040	$9,446	$9,750
Issuance costs associated with redeemed preferred shares	—	—	—	—	(1,813)
Combined real estate related depreciation and other amortization	17,848	15,087	14,505	13,625	11,700
Depreciation and amortization allocable to minority interests in other consol. entities	(23)	(30)	(32)	(30)	(56)
Gain on sales of real estate properties, excluding development	(4,360)	(24)	(24)	(24)	(24)
Funds From Operations (FFO)	24,054	24,153	23,489	23,017	19,557

Minority interest - common units, gross	1,726	1,335	1,308	1,418	1,595
Preferred share dividends	(3,653)	(3,654)	(3,654)	(3,654)	(3,784)
Funds From Operations (FFO) - Basic	22,127	21,834	21,143	20,781	17,368

Restricted share dividends	—	—	—	98	—
Funds From Operations (FFO) - Diluted	$22,127	$21,834	$21,143	$20,879	$17,368

Straight line rent adjustments	(1,519)	(1,369)	(1,583)	(2,895)	(2,519)
Amortization of deferred market rental revenue	229	(191)	(70)	(125)	(224)
Issuance costs associated with redeemed preferred shares	—	—	—	—	1,813
Recurring capital expenditures	(4,945)	(3,293)	(4,734)	(4,695)	(4,679)
Adjusted Funds from Operations - Diluted	$15,892	$16,981	$14,756	$13,164	$11,759

Preferred dividends - redeemable non-convertible (1)	3,653	3,654	3,654	3,654	3,784
Preferred distributions	165	165	165	165	14
Common distributions	2,452	2,205	2,179	2,179	2,202
Common dividends	10,966	9,381	9,339	9,288	9,235
Total Dividends/Distributions	$17,236	$15,405	$15,337	$15,286	$15,235

Denominator for earnings per share - Diluted	38,580	38,220	38,092	37,934	35,452
Common units	8,758	8,676	8,544	8,588	8,690
Denominator for funds from operations per share - Diluted	47,338	46,896	46,636	46,522	44,142

Funds From Operations (FFO) - Diluted	$22,127	$21,834	$21,143	$20,879	$17,368
Issuance costs associated with redeemed preferred shares (1)	n/a	n/a	n/a	n/a	1,813

FFO diluted, as adjusted for issuance costs associated with redeemed preferred shares	$22,127	$21,834	$21,143	$20,879	$19,181

Numerator for Dilutive EPS Computation	$6,936	$5,466	$5,386	$5,792	$4,153
Issuance costs associated with redeemed preferred shares (1)	n/a	n/a	n/a	n/a	1,813
Numerator for Dilutive EPS Computation, as adjusted	$6,936	$5,466	$5,386	$5,792	$5,966

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.18	$0.14	$0.14	$0.15	$0.17

(1)          Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series B redeemed preferred shares.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),

Combined Net Operating Income (NOI), Discontinued Operations and Gain on Sales of Real Estate

(Dollars and shares in thousands)

	2005			2004
	September 30	June 30	March 31	December 31	September 30

Net Income	$10,589	$9,120	$9,040	$9,446	$9,750
Combined interest expense	14,496	13,916	13,358	12,648	10,839
Amortization of deferred financing costs	641	471	396	495	577
Income tax expense, gross	294	213	457	420	145
Depreciation of furniture, fixtures and equipment	178	171	161	234	101
Combined real estate related depreciation and other amortization	17,848	15,087	14,505	13,625	11,700
Minority interest - preferred units	165	165	165	165	14
Minority interest - consolidated partnerships	(19)	(15)	(24)	(12)	(8)
Minority interest - common units, gross	1,726	1,335	1,308	1,418	1,595
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$45,918	$40,463	$39,366	$38,439	$34,713
Addback:
General and administrative	3,318	3,166	3,276	3,467	2,698
(Income) from service operations	(458)	(286)	(909)	(439)	(488)
Gain on sales of depreciated real estate properties	(4,360)	(24)	(24)	(24)	(24)
Merchant sales and real estate services	(80)	(186)	—	1	1
Combined Net Operating Income (NOI)	$44,338	$43,133	$41,709	$41,444	$36,900

Discontinued Operations:
Revenues from real estate operations	$671	$855	$922	$837	$821
Property operating expenses	(296)	(334)	(353)	(294)	(408)
Depreciation and amortization	(23)	(190)	(279)	(191)	(183)
Interest	(126)	(188)	(175)	(165)	(171)
Gain on sales of real estate	4,335	—	—	—	—
Income from discontinued operations	4,561	143	115	187	59
Minority interests in discontinued operations	(905)	(28)	(23)	(37)	(12)
Income from discontinued operations, net of minority interests	$3,656	$115	$92	$150	$47

Gain/(loss) on sales of real estate per statement of operations	$105	$210	$24	$24	$24
(Loss)/gain on sales of real estate from discontinued operations	4,335	—	—	—	—
Combined gain/(loss) on sales of real estate	4,440	210	24	24	24
Merchant sales and real estate services	(80)	(186)	—	1	1
Gain on sales of depreciated real estate properties	$4,360	$24	$24	$25	$25

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2005			2004
	September 30	June 30	March 31	December 31	September 30
Common Equity - End of Quarter
Common Shares	39,558	37,191	37,043	36,842	36,635
Common Units	8,765	8,675	8,544	8,544	8,634
Total	48,323	45,866	45,587	45,386	45,269
End of Quarter Common Share Price	$34.95	$29.45	$26.48	$29.35	$25.62
Market Value of Common Shares/Units	$1,688,889	$1,350,754	$1,207,144	$1,332,079	$1,159,792

Common Shares Trading Volume
Average Daily Volume (Shares)	164	145	129	140	135
Average Daily Volume (Dollars in thousands)	$5,391.59	$4,031.40	$3,437.50	$3,829.59	$3,432.70
As a Percentage of Weighted Average Common Shares	0.4%	0.4%	0.4%	0.4%	0.4%

Common Share Price Range
Quarterly High	$35.68	$29.78	$29.30	$29.37	$26.91
Quarterly Low	$29.27	$25.39	$25.14	$25.70	$24.09
Quarterly Average	$32.98	$27.71	$26.55	$27.39	$25.38

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding (1)	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Total Nonconvertible Preferred Equity	6,775	6,775	6,775	6,775	6,775
Total Convertible Preferred Equity	352	352	352	352	352
Total Preferred Equity	7,127	7,127	7,127	7,127	7,127
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$178,175	$178,175	$178,175	$178,175	$178,175

Weighted Average Shares:
Common Shares Outstanding	36,913	36,692	36,555	36,296	33,797
Restricted shares	—	—	—	238	—
Dilutive options	1,667	1,528	1,537	1,638	1,655
Common Units	8,758	8,676	8,544	8,588	8,690
Denominator for funds from operations per share - diluted	47,338	46,896	46,636	46,760	44,142

Capitalization
Recorded Book Value of Preferred Shares	$178,175	$178,175	$178,175	$178,175	$178,175
Market Value of Common Shares/Units	1,688,889	1,350,754	1,207,144	1,332,079	1,159,792
Total Equity Market Capitalization	$1,867,064	$1,528,929	$1,385,319	$1,510,254	$1,337,967

Total Debt	$1,124,299	$1,177,779	$1,091,688	$1,022,688	$947,332

Total Market Capitalization	$2,991,363	$2,706,708	$2,477,007	$2,532,942	$2,285,299

Debt to Total Market Capitalization	37.6%	43.5%	44.1%	40.4%	41.5%
Debt to Total Assets	59.1%	62.3%	60.7%	59.0%	57.4%
Debt to Undepreciated Book Value of Real Estate Assets	58.3%	61.3%	59.5%	58.3%	56.2%

(1)   On September 23, 2004, we issued 352,000 Series I convertible preferred units at a value of $25.00 per unit.

Quarterly Debt Analysis

(Dollars in thousands)

	2005						2004
	September 30		June 30		March 31		December 31		September 30
Debt Outstanding
Mortgage Loans	$787,684		$769,408		$773,315		$792,125		$793,755
Construction Loans	97,615		72,371		48,773		26,963		31,977
Unsecured Revolving Credit Facility	239,000		336,000		269,600		203,600		121,600
	$1,124,299		$1,177,779		$1,091,688		$1,022,688		$947,332

Average Outstanding Balance
Mortgage Loans	$777,209		$829,493		$778,021		$792,876		$644,324
Construction Loans	83,608		58,167		41,451		31,147		23,843
Unsecured Revolving Credit Facility	352,022		271,201		226,307		155,422		202,573
	$1,212,839		$1,158,861		$1,045,779		$979,445		$870,740

Interest Rate Structure
Fixed	$710,484		$724,369		$728,232		$738,648		$725,696
Variable	340,415		380,010		363,456		234,040		171,636
Variable Subject to Interest Rate Protection (1) (2)	73,400		73,400		—		50,000		50,000
	$1,124,299		$1,177,779		$1,091,688		$1,022,688		$947,332

% of Fixed Rate Loans (3)	69.72%		67.74%		66.71%		77.12%		81.88%
% of Variable Rate Loans (2) (4)	30.28%		32.26%		33.29%		22.88%		18.12%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	6.23%		6.17%		6.25%		6.10%		6.24%
Unsecured Revolving Credit Facility	4.83%		4.51%		4.06%		3.48%		3.04%
Total Weighted Average	5.76%		5.74%		5.75%		5.85%		5.63%

Coverage Ratios (excluding capitalized interest) - All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.06	x	3.10	x	3.12	x	3.28	x	3.40	x
Interest Coverage - EBITDA	3.17	x	2.91	x	2.95	x	3.04	x	3.20	x
Debt Service Coverage - Combined NOI	2.43	x	2.44	x	2.01	x	2.21	x	2.22	x
Debt Service Coverage - EBITDA	2.52	x	2.29	x	1.90	x	2.05	x	2.09	x
Fixed Charge Coverage - Combined NOI	2.42	x	2.43	x	2.43	x	2.52	x	2.52	x
Fixed Charge Coverage - EBITDA	2.51	x	2.28	x	2.29	x	2.33	x	2.37	x

(1)   We had a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 2.308% which expired January 3, 2005.

(2)   On April 7, 2005, we entered into a $73.4 million notional amount forward swap at a fixed rate of 5.0244% which commenced in July 2005.  We terminated this forward swap in October 2005 and paid $603,000.

(3)   Includes interest rate protection agreements.

(4)   On October 17, 2005, we closed a $103.0 million, ten year secured loan, requiring interest only payments at a fixed interest rate of 5.53%.  If the $103.0 million loan had closed and if the $73.4 million notional amount forward swap had terminated as of September 30, 2005, our percentage of variable rate loans would have decreased from 30.28% to 27.65%.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2005			2004
	September 30	June 30	March 31	December 31	September 30
OPERATING RATIOS — All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues
(Net Income / Combined Real Estate Revenues)	16.63%	14.94%	14.91%	16.12%	18.36%

Combined NOI as a % of Combined Real Estate Revenues
(Combined NOI / Combined Real Estate Revenues)	69.64%	70.66%	68.80%	70.71%	69.50%

EBITDA as a % of Combined Real Estate Revenues
(EBITDA / Combined Real Estate Revenues)	72.12%	66.29%	64.93%	65.58%	65.38%

G&A as a % of Net Income
(G&A / Net Income)	31.33%	34.71%	36.24%	36.70%	27.67%

G&A as a % of Combined Real Estate Revenues
(G&A / Combined Real Estate Revenues)	5.21%	5.19%	5.40%	5.91%	5.08%

G&A as a % of EBITDA
(G&A / EBITDA)	7.23%	7.82%	8.32%	9.02%	7.77%

Recurring Capital Expenditures	$4,945	$3,293	$4,734	$4,695	$4,679
Recurring Capital Expenditures per average square foot of wholly owned properties	$0.41	$0.27	$0.40	$0.40	$0.42
Recurring Capital Expenditures as a % of NOI (Combined NOI)	11.15%	7.63%	11.35%	11.33%	12.68%

Quarterly Dividend Analysis

	2005						2004
	September 30		June 30		March 31		December 31		September 30
Common Share Dividends
Dividends per share/unit	$0.280		$0.255		$0.255		$0.255		$0.255
Increase over prior quarter	9.8%		0.0%		0.0%		0.0%		8.5%

Common Dividend Payout Ratios
Payout - Earnings	158.1%		171.6%		173.4%		160.4%		222.4%

Payout - FFO - Diluted	60.6%		53.1%		54.5%		55.4%		65.9%

Payout - AFFO - Diluted	84.4%		68.2%		78.1%		87.9%		97.3%

Dividend Coverage - FFO - Diluted	1.65	x	1.88	x	1.84	x	1.81	x	1.52	x

Dividend Coverage - AFFO - Diluted	1.18	x	1.47	x	1.28	x	1.14	x	1.03	x

Common Dividend Yields
Dividend Yield	3.20%		3.46%		3.85%		3.48%		3.98%

Series I Preferred Unit Distributions (1)
Preferred Unit Distributions Per Unit	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Unit Distributions Yield	7.50%		7.50%		7.50%		7.50%		7.50%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063		$0.64063		$0.64063		$0.64063		$0.64063
Preferred Share Dividend Yield	10.25%		10.25%		10.25%		10.25%		10.25%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719		$0.61719		$0.61719		$0.61719		$0.61719
Preferred Share Dividend Yield	9.875%		9.875%		9.875%		9.875%		9.875%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000		$0.50000		$0.50000		$0.50000		$0.50000
Preferred Share Dividend Yield	8.000%		8.000%		8.000%		8.000%		8.000%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Share Dividend Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

(1)   On September 23, 2004, we issued 352,000 Series I convertible preferred units for $8.8 million or $50.00 per common share, on an as-if converted basis.

Investor Composition and Analyst Coverage

(as of September 30, 2005)

SHAREHOLDER CLASSIFICATION	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total

Insiders	974,411	7,581,888	—	8,556,299	17.64%
Institutional Ownership	31,884,559	—	—	31,884,559	65.74%
Other / Retail	6,699,428	1,182,655	176,000	8,058,083	16.61%
	39,558,398	8,764,543	176,000	48,498,941	100.00%

RESEARCH COVERAGE	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004

A. G. Edwards	x	x	x	x	x
Credit Suisse First Boston	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	n/a	n/a
Harris Nesbitt Corp.	x	n/a	n/a	n/a	n/a
Legg Mason Wood Walker, Inc.	x	x	x	x	x
Maxcor Financial Group, Inc.	n/a	x	x	x	x
KeyBanc Capital Markets	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	n/a
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Source:  Institutional ownership was obtained from filed Forms 13(f) as of June 30, 2005 per Vickers Stock Research Corporation.

Debt Maturity Schedule -  September 30, 2005

(Dollars in thousands)

		Non-Recourse Debt (1) (4)		Recourse Debt (1) (4)
Year of Maturity		Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments

2005		$3,630	$—	$126	$45,451	$—	$49,207
2006		14,757	59,975	5,574	3,685	—	83,991
2007		13,490	65,698	5,613	83,017	—	167,818
2008		11,601	142,903	1,966	39,755	239,000	435,225
2009		8,046	52,228	2,012	—	—	62,286
2010	(3)	7,432	52,177	137	13,821	—	73,567
2011		5,536	102,264	92	—	—	107,892
2012		3,942	36,123	97	—	—	40,162
2013		1,316	96,376	104	—	—	97,796
2014	(5)	143	—	17	4,262	—	4,422
2015		153	—	—	—	—	153
2016		165	—	—	—	—	165
2017		177	—	—	—	—	177
2018		—	193	—	—	—	193
		$70,388	$607,937	$15,738	$189,991	$239,000	$1,123,054

			Net premium / (discount) to adjust to fair value of debt				1,245
			Debt per the Balance Sheet				$1,124,299

Notes:

(1) Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have not been exercised.

(2) We have the right to extend the Wachovia Revolver for a one-year period, subject to certain conditions, upon maturity in March 2008.

(3) We assumed that our $9.8 million non-recourse loan that matures in September 2025 will be called in October 2010. The above table includes the $8.5 million amount due on maturity in 2010.

(4) The non-recourse debt presented above includes $20.0 million of recourse debt primarily relating to the construction of 4851 Stonecroft Boulevard.

(5) We assumed that our $5.0 million recourse loan that matures in March 2034 may be prepaid in the three month period ending March 2014, without penalty.  The above table includes the $4.3 million amount due on maturity in 2014.

Property Summary by Region - September 30, 2005

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor
1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	304 Sentinel Drive (304 NBP)	BWI Airport	NBP		M		162,498
	306 Sentinel Drive (306 NBP)	BWI Airport	NBP		M		157,146
2	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
3	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	322 Sentinel Drive (322 NBP)	BWI Airport	NBP		M		125,847
	318 Sentinel Drive (318 NBP)	BWI Airport	NBP		M		125,681
4	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
5	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
6	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
7	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
8	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
9	134 National Business Parkway	BWI Airport	NBP	1999	M	93,637
10	133 National Business Parkway	BWI Airport	NBP	1997	M	88,741
11	135 National Business Parkway	BWI Airport	NBP	1998	M	87,484
12	141 National Business Parkway	BWI Airport	NBP	1990	M	87,404
13	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
14	114 National Business Parkway	BWI Airport	NBP	2002	M	9,908
						1,562,865	571,172

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,710
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,505
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,024
11	849 International Drive	BWI Airport	APS	1988	M	68,865
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,456
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
23	940 Elkridge Landing Road	BWI Airport	APS	1984	M	51,704
						1,681,940	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,960
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	M	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,630	—

50	Subtotal (continued on next page)					3,730,435	571,172

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2005 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

50	Subtotal (continued from prior page)					3,730,435	571,172

1	2500 Riva Road	Annapolis		2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M		125,000
2	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,760
3	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,909
4	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
5	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway		M		85,106
6	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
7	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,859
8	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
9	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
10	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,002
11	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
12	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,840
13	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	45,951
14	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
15	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
16	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
17	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
18	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
19	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
20	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
21	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
22	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
						1,340,123	210,106

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	36,528
4	7175 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1996	S	26,500
5	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	18,592
6	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						297,024	—

80	Total Baltimore / Washington Corridor					5,672,582	781,278

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,030
3	15 West Gude Drive	Rockville		1986	M	113,114
4	45 West Gude Drive	Rockville		1987	M	108,588
5	14502 Greenview Drive	Laurel		1988	M	72,449
6	14504 Greenview Drive	Laurel		1985	M	69,334
	Total Suburban Maryland					728,469	—

	Other

1	10150 York Road	North Baltimore Co.		1985	M	176,689
2	9690 Deereco Road	North Baltimore Co.		1988	M	134,175
3	375 West Padonia Road	North Baltimore Co.		1986	M	110,328
4	1615 and 1629 Thames Street	Baltimore City		1989	M	104,203
	Total Other					525,395	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2005 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,509
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						263,258	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
	46591 Expedition Drive	St. Mary’s County	Expedition Park		M		61,000
						61,156	61,000

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	S	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,860
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,605	—

17	Total St. Mary’s & King George Counties					764,959	61,000

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
	15010 Conference Center Drive	Dulles South	Westfields		M		213,091
2	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,115
5	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
6	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
7	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
8	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,229,407	213,091

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	113,093
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,821	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	261,031
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,668	—

13	Total Northern Virginia					2,243,561	213,091

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2005 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	68 Culver Road	Exit 8A — Cranbury	Princeton Tech Cntr.	2000	M	57,280
4	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						400,865	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A — Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	99,609
						99,609	—

9	Total Northern / Central New Jersey					593,671	—

	San Antonio, Texas

	8611 Military Drive	San Antonio		1982/1985	M	—	468,994
	Total San Antonio, Texas					—	468,994

	Colorado Springs

1	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,717
	Patriot Park View	Colorado Springs East	Patriot Park		M		50,000
2	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
						135,907	50,000

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
						67,500	—

3	Total Colorado Springs					203,407	50,000

136	TOTAL PORTFOLIO					11,692,393	1,574,363

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2005

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet
	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212

16	Total Greater Harrisburg					671,759

	Northern/Central New Jersey

1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,394
	Total Northern / Central New Jersey					157,394

	Suburban Maryland

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866
	Total Suburban Maryland					55,866

18	TOTAL PORTFOLIO					885,019

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /		Northern /					St. Mary’s &
	Washington	Northern	Central	Greater	Greater	Suburban		King George	Colorado	Total
	Corridor	Virginia	New Jersey	Philadelphia	Harrisburg	Maryland	Other	Counties	Springs	Portfolio

September 30, 2005

Number of Buildings	80	13	9	4	—	6	4	17	3	136
Rentable Square Feet	5,672,582	2,243,561	593,671	960,349	—	728,469	525,395	764,959	203,407	11,692,393
Occupied %	95.82%	94.90%	96.88%	100.00%	—	80.24%	86.90%	95.17%	95.46%	94.62%
Leased %	96.70%	97.57%	96.88%	100.00%	—	80.24%	92.05%	95.33%	95.46%	95.80%

June 30, 2005

Number of Buildings	73	13	13	4	16	7	4	17	n/a	147
Rentable Square Feet	5,354,519	2,244,018	904,250	960,349	671,759	784,335	525,406	764,959	n/a	12,209,595
Occupied %	95.81%	94.64%	77.44%	100.00%	84.93%	76.01%	98.04%	97.86%	0.00%	92.92%
Leased %										93.75%

March 31, 2005

Number of Buildings	73	13	13	4	16	5	4	17	n/a	145
Rentable Square Feet	5,348,868	2,244,018	904,250	960,349	671,759	562,576	525,406	764,711	n/a	11,981,937
Occupied %	94.44%	93.37%	74.41%	100.00%	86.75%	81.52%	97.62%	97.06%	0.00%	92.44%
Leased %										93.19%

December 31, 2004

Number of Buildings	73	13	13	4	16	5	4	17	n/a	145
Rentable Square Feet	5,347,828	2,241,452	904,250	960,349	671,759	562,577	525,327	764,711	n/a	11,978,253
Occupied %	95.64%	94.49%	91.25%	100.00%	85.37%	79.38%	90.98%	96.87%	0.00%	93.98%
Leased %										94.96%

September 30, 2004

Number of Buildings	73	12	13	4	16	5	4	9	n/a	136
Rentable Square Feet	5,347,301	2,153,358	904,250	960,349	672,572	561,979	527,168	489,924	n/a	11,616,901
Occupied %	94.93%	94.21%	91.09%	100.00%	83.69%	81.03%	82.86%	94.76%	0.00%	93.04%
Leased %										94.87%

Note:  We now report our occupancy and leased activity for joint venture properties separately on page 22, effective in the third quarter 2005.  Prior quarters have not been restated.

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Northern /
	Central	Greater	Suburban	Total
	New Jersey	Harrisburg	Maryland	Portfolio

September 30, 2005

Number of Buildings	1	16	1	18
Rentable Square Feet	157,394	671,759	55,866	885,019
Occupied %	78.49%	87.54%	47.95%	83.43%
Leased %	80.72%	87.79%	47.95%	84.01%

Note:  We previously reported our occupancy and leased percentages for joint venture properties as part of our entire portfolio on page 21.  We now report these percentages for joint venture properties separately, effective in the third quarter 2005.  Prior quarters have not been restated.

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of September 30, 2005

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	136	11,692,393	94.62%	95.80%
Add: Joint Venture Properties	18	885,019	83.43%	84.01%
Entire Portfolio	154	12,577,412	93.83%	94.97%

Top Twenty Office Tenants of Wholly Owned Properties as of September 30, 2005

(Dollars and square feet in thousands)

				Percentage of	Total	Percentage	Weighted
			Total	Total	Annualized	of Total	Average
		Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant		Leases	Square Feet	Square Feet	Revenue (1) (6)	Revenue	Lease Term (2)

United States of America	(3)	37	1,412,699	12.8%	$31,887	13.9%	4.5
Booz Allen Hamilton, Inc.		11	534,787	4.8%	12,981	5.7%	7.3
Northrop Grumman Corporation		12	524,884	4.7%	11,530	5.0%	3.4
Computer Sciences Corporation	(4)	4	454,902	4.1%	10,701	4.7%	5.7
L-3 Communications Titan Corporation	(4)	5	239,153	2.2%	8,699	3.8%	7.8
Unisys	(5)	3	741,284	6.7%	8,060	3.5%	3.8
General Dynamics Corporation		9	278,239	2.5%	6,765	3.0%	3.3
AT&T Corporation	(4)	7	262,302	2.4%	6,012	2.6%	3.3
The Aerospace Corporation		2	221,785	2.0%	5,779	2.5%	9.2
Wachovia Bank		3	176,470	1.6%	5,324	2.3%	13.2
The Boeing Company	(4)	5	162,279	1.5%	4,168	1.8%	3.7
Ciena Corporation		3	221,609	2.0%	3,333	1.5%	2.6
VeriSign, Inc.		1	99,121	0.9%	3,272	1.4%	8.8
Magellan Health Services, Inc.		2	142,199	1.3%	2,867	1.3%	5.8
PricewaterhouseCoopers		1	97,638	0.9%	2,720	1.2%	0.4
Johns Hopkins University	(4)	7	106,473	1.0%	2,586	1.1%	1.9
Merck & Co., Inc. (Unisys)	(5)	1	219,065	2.0%	2,419	1.1%	3.8
Wyle Laboratories, Inc.		4	174,792	1.6%	2,348	1.0%	6.8
Carefirst, Inc. and Subsidiaries	(4)	3	94,223	0.9%	2,277	1.0%	2.3
BAE Systems PLC		7	199,212	1.8%	2,260	1.0%	1.3

Subtotal Top 20 Office Tenants		127	6,363,116	57.5%	135,987	59.3%	5.2
All remaining tenants		442	4,700,128	42.5%	93,292	40.7%	4.3
Total/Weighted Average		569	11,063,244	100.0%	$229,279	100.0%	4.9

(1)  Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2005 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)  The weighting of the lease term was computed using Total Rental Revenue.

(3)  Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)  Includes affiliated organizations or agencies.

(5)  Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.

(6)  Order of tenants is based on Annualized Rent.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2005			2004
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$30,771	$29,088	$29,679	$28,725	$26,924
Northern Virginia	15,473	14,385	14,419	14,405	10,120
Northern/Central New Jersey	3,862	3,179	3,871	4,757	4,696
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	2,197	2,166	2,244	2,172	2,272
St. Mary’s and King George Counties	2,900	3,933	2,878	1,948	1,750
Suburban Maryland	3,354	3,133	2,454	2,389	2,622
Other	2,720	2,692	2,662	2,403	2,173
Colorado Springs	23	—	—	—	—
Subtotal	63,806	61,082	60,713	59,305	53,063
Eliminations / other	(139)	(41)	(87)	(691)	34

Combined Real Estate Revenues	$63,667	$61,041	$60,626	$58,614	$53,097

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2005			2004
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$21,524	$20,550	$20,270	$19,873	$18,266
Northern Virginia	10,266	9,603	9,404	9,634	6,955
Northern/Central New Jersey	2,244	1,656	2,361	3,508	3,309
Greater Philadelphia	2,464	2,469	2,471	2,459	2,467
Greater Harrisburg	1,425	1,504	1,500	1,489	1,582
St. Mary’s and King George Counties	2,186	3,288	2,172	1,388	1,374
Suburban Maryland	2,122	2,052	1,365	1,321	1,695
Other	1,639	1,724	1,490	1,377	1,216
Colorado Springs	(14)	—	—	—	—
Subtotal	43,856	42,846	41,033	41,049	36,864
Eliminations / other	482	287	676	395	36

Combined NOI	$44,338	$43,133	$41,709	$41,444	$36,900

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2005			2004
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$18,731	$18,385	$18,004	$17,653	$17,171
Northern Virginia	6,851	6,291	6,130	5,058	5,006
Northern/Central New Jersey	1,960	1,197	1,875	3,035	2,917
Greater Philadelphia	2,578	2,533	2,534	2,523	2,530
Suburban Maryland	1,507	1,465	1,227	1,177	1,535
St. Mary’s and King George Counties	1,329	1,332	1,254	1,202	1,331
Other	1,590	1,611	1,250	1,266	1,210

Total Office Properties	$34,546	$32,814	$32,274	$31,914	$31,700

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2005			2004
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$19,411	$18,928	$18,645	$18,327	$18,074
Northern Virginia	6,455	6,514	6,338	6,655	6,684
Northern/Central New Jersey	1,924	1,209	1,864	3,039	2,966
Greater Philadelphia	2,465	2,471	2,472	2,461	2,468
Suburban Maryland	1,627	1,514	1,295	1,239	1,612
St. Mary’s and King George Counties	1,331	1,338	1,264	1,220	1,375
Other	1,642	1,724	1,490	1,377	1,216

Total Office Properties	$34,855	$33,698	$33,368	$34,318	$34,395

(1)  Same office properties include buildings owned for a minimum of five reporting quarters.  Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties  (1)

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Suburban Maryland	Other	St.Mary’s and King George Counties	Total Office

3rd Quarter 2005 Average

Number of Buildings	72	9	9	4	4	4	9	111
Rentable Square Feet	5,197,464	1,598,825	593,974	960,349	506,767	525,402	490,324	9,873,105
Percent Occupied	95.76%	94.08%	76.45%	100.00%	88.24%	89.28%	97.12%	94.07%

2nd Quarter 2005 Average

Number of Buildings	72	9	9	4	4	4	9	111
Rentable Square Feet	5,195,975	1,599,130	594,125	960,349	506,748	525,406	490,241	9,871,974
Percent Occupied	95.28%	93.84%	69.90%	100.00%	85.54%	97.58%	96.10%	93.64%

1st Quarter 2005 Average

Number of Buildings	72	9	9	4	4	4	9	111
Rentable Square Feet	5,191,942	1,599,130	594,125	960,349	506,710	525,380	490,076	9,867,712
Percent Occupied	94.27%	93.81%	75.27%	100.00%	84.10%	96.15%	95.31%	93.24%

4th Quarter 2004 Average

Number of Buildings	72	9	9	4	4	4	9	111
Rentable Square Feet	5,191,006	1,599,130	594,125	960,349	506,553	526,710	490,076	9,867,949
Percent Occupied	94.82%	95.52%	93.37%	100.00%	82.92%	88.14%	95.45%	94.41%

3rd Quarter 2004 Average

Number of Buildings	72	9	9	4	4	4	9	111
Rentable Square Feet	5,190,524	1,599,130	594,125	960,349	506,112	527,420	489,924	9,867,584
Percent Occupied	94.29%	95.22%	94.20%	100.00%	84.66%	82.82%	94.80%	93.91%

(1)  Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases (2)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
				(000’s)

October - December	22	138,752	1.3%	$2,972	1.3%	$21.42
Total 2005	22	138,752	1.3%	2,972	1.3%	21.42

January - March	20	287,430	2.6%	6,286	2.7%	21.87
April - June	21	222,718	2.0%	4,110	1.8%	18.45
July - September	16	238,964	2.2%	3,896	1.7%	16.30
October - December	18	253,939	2.3%	5,791	2.5%	22.81
Total 2006	75	1,003,051	9.1%	20,084	8.8%	20.02

2007	96	1,408,114	12.7%	29,508	12.9%	20.96
2008	97	1,338,071	12.1%	28,378	12.4%	21.21
2009	98	2,309,396	20.9%	38,132	16.6%	16.51
2010	83	1,546,958	14.0%	33,721	14.7%	21.80
2011	24	537,093	4.9%	9,768	4.3%	18.19
2012	17	635,754	5.7%	14,208	6.2%	22.35
2013	6	386,290	3.5%	11,607	5.1%	30.05
2014	11	596,809	5.4%	18,003	7.9%	30.17
2015	18	667,457	6.0%	13,656	6.0%	20.46
2016	1	28,008	0.3%	798	0.3%	28.50
2017	—	—	0.0%	—	0.0%	0.00
2018	3	328,944	3.0%	7,204	3.1%	21.90

Other (3)	18	138,547	1.3%	1,240	0.5%	8.95

Total / Average	569	11,063,244	100.0%	$229,279	100.0%	$20.72

NOTE:  As of September 30, 2005, the weighted average lease term for the wholly owned properties is 4.9 years.

(1) Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2) Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2005 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3) Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Office Renewal Analysis as of September 30, 2005

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Other	St. Mary’s and King George Counties	Total Office

Quarter Ended September 30, 2005:

Expiring Square Feet	142,665	71,391	9,047	12,400	2,739	14,492	2,449	255,183
Vacated Square Feet	60,521	10,301	9,047	—	2,739	4,815	2,449	89,872
Renewed Square Feet	82,144	61,090	—	12,400	—	9,677	—	165,311
Retention Rate (% based upon square feet)	57.58%	85.57%	0.00%	100.00%	0.00%	66.77%	0.00%	64.78%

Renewed Space Only:
Average Committed Cost per Square Foot	$3.32	$19.87	$—	$—	$—	$3.88	$—	$9.22
Weighted Average Lease Term in years	1.7	4.7	—	3.0	—	5.1	—	3.1

Change in Total Rent - GAAP	10.35%	-5.14%	0.00%	5.05%	0.00%	0.42%	0.00%	2.19%
Change in Total Rent - Cash	3.29%	-16.57%	0.00%	1.59%	0.00%	-6.30%	0.00%	-6.98%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$5.56	$20.91	$5.93	$—	$20.16	$4.67	$3.27	$9.04
Weighted Average Lease Term in years	2.9	5.0	9.8	3.0	3.1	5.0	5.0	6.5

Change in Total Rent - GAAP	6.80%	-8.76%	-35.12%	5.05%	-10.46%	0.59%	17.33%	-14.28%
Change in Total Rent - Cash	0.20%	-18.03%	-44.65%	1.59%	-16.03%	-6.15%	8.72%	-22.47%

Notes:             No renewal or retenanting activity transpired in our Greater Philadelphia or Colorado Springs regions.

Activity is exclusive of owner occupied space and leases with less than a one year term.

Expiring square feet includes early renewals and excludes early terminations.

Year to Date Acquisition Summary as of September 30, 2005 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)

Individual Property:

8611 Military Drive (3) (4)	San Antonio	3/30/2005	468,994	100.0%	$30,500	$30,845

15 West Gude Drive (5)	Rockville	4/7/2005	113,114	22.8%	17,011	17,227

45 West Gude Drive (5)	Rockville	4/7/2005	108,588	100.0%	20,134	20,390

7175 Riverwood Drive (6)	Howard Co. Perimeter	7/27/2005	26,500	100.0%	2,279	2,456

7130 Columbia Gateway Drive	Howard Co. Perimeter	9/19/2005	46,840	100.0%	6,450	6,465

7134 Columbia Gateway Drive	Howard Co. Perimeter	9/19/2005	21,991	100.0%	3,028	3,035

7138 Columbia Gateway Drive	Howard Co. Perimeter	9/19/2005	38,225	100.0%	5,264	5,276

7142 Columbia Gateway Drive	Howard Co. Perimeter	9/19/2005	45,951	100.0%	6,327	6,342

7150 Columbia Gateway Drive	Howard Co. Perimeter	9/19/2005	35,812	56.8%	4,931	4,943

985 Space Center Drive	Colorado Springs East	9/28/2005	102,717	91.0%	14,700	14,708

980 Technology Court	Colorado Springs East	9/28/2005	33,190	100.0%	3,300	3,302

1670 North Newport Road	Colorado Springs East	9/30/2005	67,500	100.0%	9,000	9,033

Total			1,109,422	89.9%	$122,924	$124,022

(1)  Excludes land only acquisitions.

(2)  Initial accounting investment recorded by property.

(3)  This property is under redevelopment.

(4)  Contractual purchase price excludes $3.0 million purchase of adjacent land parcel and $5.9 million purchase of adjacent parcel.

(5)  Contractual purchase price excludes $6.2 million purchase of adjacent land parcel.

(6)  Contractual purchase price excludes $1.5 million purchase of adjacent land parcel.

Year to Date Disposition Summary as of September 30, 2005 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Contractual Sales Price

104 Interchange Plaza	Exit 8A -Cranbury	9/8/2005	47,677	$6,410

101 Interchange Plaza	Exit 8A - Cranbury	9/8/2005	43,621	5,991

4301 Route 1	Monmouth Junction	9/8/2005	61,433	10,056

2605 Interstate Drive	East Shore	9/29/2005	79,456	11,117

2601 Market Place	East Shore	9/29/2005	65,411	7,379

6345 Flank Drive	East Shore	9/29/2005	69,443	6,999

6340 Flank Drive	East Shore	9/29/2005	68,200	7,010

6400 Flank Drive	East Shore	9/29/2005	52,439	5,316

6360 Flank Drive	East Shore	9/29/2005	46,500	4,665

6385 Flank Drive	East Shore	9/29/2005	32,921	2,973

6380 Flank Drive	East Shore	9/29/2005	32,668	3,258

6405 Flank Drive	East Shore	9/29/2005	32,000	3,197

95 Shannon Road	East Shore	9/29/2005	21,976	2,501

75 Shannon Road	East Shore	9/29/2005	20,887	2,840

6375 Flank Drive	East Shore	9/29/2005	19,783	2,381

85 Shannon Road	East Shore	9/29/2005	12,863	1,842

5035 Ritter Road	West Shore	9/29/2005	56,556	5,833

5070 Ritter Road - Building A	West Shore	9/29/2005	32,309	2,833

5070 Ritter Road - Building B	West Shore	9/29/2005	28,347	2,856

Total			824,490	$95,457

(1)  Excludes land only dispositions.

Development Summary as of September 30, 2005

(Dollars in thousands)

		Wholly
		Owned	Total	Percentage
		or Joint	Rentable	Leased	Anticipated		Outstanding	Anticipated
		Venture	Square	or	Total	Cost	Loan as of	Date of
Property and Location	Submarket	(JV)	Feet	Committed	Cost	to date	9/30/2005	Operations

Under Construction

318 Sentinel Drive (318 NBP) Annapolis Junction, Maryland (1)	BWI Airport	Owned	125,681	100.00%	$21,239	$19,496	$13,739	Construction 4Q 05

8621 Robert Fulton Drive Columbia, Maryland (2)	Howard Co. Perimeter	Owned	85,106	76.54%	12,854	12,810	6,228	Construction 4Q 05

304 Sentinel Drive (304 NBP) Annapolis Junction, Maryland (3)	BWI Airport	Owned	162,498	100.00%	30,000	22,888	13,087	Construction 1Q 06

46591 Expedition Drive (Expedition 6) Lexington Park, Maryland	St. Mary’s County	Owned	61,000	23.57%	8,383	5,906	—	Construction 3Q 06

15010 Conference Center Drive (WTP II) Chantilly, Virginia (4)	Dulles South	Owned	213,091	0.00%	41,156	26,380	9,102	Construction 3Q 06

322 Sentinel Drive (322 NBP) Annapolis Junction, Maryland (5)	BWI Airport	Owned	125,847	0.00%	21,426	15,160	11,211	Construction 4Q 06

6711 Columbia Gateway Drive Columbia, Maryland (6)	Howard Co. Perimeter	Owned	125,000	42.45%	25,666	14,396	7,090	Construction 4Q 06

Patriot Park View Colorado Springs, Colorado	Colorado Springs East	Owned	50,000	100.00%	11,213	1,747	—	Construction 4Q 06

306 Sentinel Drive (306 NBP) Annapolis Junction, Maryland (7)	BWI Airport	Owned	157,146	59.39%	28,277	18,412	13,215	Construction 1Q 07

Total Under Construction			1,105,369	51.03%	$200,214	$137,195	$73,672

Redevelopment

8611 Military Drive San Antonio, Texas	San Antonio	Owned	468,994	100.00%	$7,500	$2,063	$—	Redevelopment 4Q 05

Total Redevelopment			468,994	100.00%	$7,500	$2,063	$—

Under Development

320 Sentinel Drive (320 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,760	0.00%	$22,845	$4,161	$—	Development 2007

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	160,000	0.00%	31,381	5,601	—	Development 2007

16444 Commerce Drive Dahlgren, Virginia	King George County	Owned	56,000	0.00%	8,586	136	—	Development 2007

Total Under Development			341,760	0.00%	$62,812	$9,898	$—

(1) Total loan commitment is $19.3 million.

(2) Total loan commitment is $9.6 million.

(3) Total loan commitment is $27.1 million.

(4) Total loan commitment is $32.0 million.

(5) Total loan commitment is $19.0 million.

(6) Total loan commitment is $19.5 million.

(7) Total loan commitment is $25.0 million.  The percentage leased includes a lease for 32,286 rentable square feet, executed in October, 2005.

Year to Date Development Placed into Service as of September 30, 2005

(Dollars in thousands)

				Development	Percentage
		Wholly Owned		Square Feet	Leased
		or Joint Venture	Total Rentable	Placed into	or
Property and Location	Submarket	(JV)	Square Feet	Service	Committed

2691 Technology Drive (191 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	103,683	103,683	100.00%

Total			103,683	103,683	100.00%

Land Inventory as of September 30, 2005

Location	Submarket	Status	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	19	246,800
Westfields Corporate Center	Dulles South	owned	17	377,300
Westfields Corporate Center	Dulles South	owned	32	674,200
Woodland Park	Herndon	owned	5	225,000
Total Northern Virginia			73	1,523,300

National Business Park	BWI Airport	owned	34	500,000
Columbia Gateway Exchange III	Howard Co. Perimeter	owned	4	126,200
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	14	220,000
MOR Montpelier 3	Howard Co. Perimeter	JV	2	19,000
1243 Winterson Road (AS 22)	BWI Airport	owned	2	30,000
Arundel Preserve	BWI Airport	under contract	63	up to 1,800,000
Lot 8F	BWI Airport	owned	2	0
7175 Riverwood	Howard Co. Perimeter	owned	4	60,000
Total Baltimore / Washington Corridor			125	2,755,200

Rockville Corporate Center	Rockville	owned	10	215,000
Total Suburban Maryland			10	215,000

Unisys Campus	Blue Bell	owned	45	600,000
Unisys Campus	Blue Bell	option	27	360,000
Total Greater Philadelphia			72	960,000

Princeton Technology Center	Exit 8A - Cranbury	owned	19	250,000
Total Northern / Central New Jersey			19	250,000

Dahlgren Technology Center	King George County	owned	32	65,000
Expedition Park	St. Mary’s County	owned	6	60,000
Total St. Mary’s & King George Counties			38	125,000

Patriot Park	Colorado Springs East	owned	59	650,000
Interquest	North I-25 Corridor	owned	132	935,000
Total Colorado Springs			191	1,585,000

San Antonio	San Antonio	owned	27	350,000
Total San Antonio			27	350,000

TOTAL			555	7,763,500

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on page 31.

Joint Venture Summary as of September 30, 2005

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets	of 9/30/05	to COPT	Interest

4230 Forbes Boulevard Lanham, Maryland	50%	Operating	55,866	5 acres	$4,583	$3,685	Yes, up to $4.5 million	Yes

MOR Montpelier 3 LLC Laurel, Maryland	50%	Development	19,000	2 acres	1,958	—	N/A	Yes

TOTAL					$6,541	$3,685

Unconsolidated Properties

	Joint Venture						Option to
	Interest				Off-Balance		Acquire
	Held By		Square	COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Investment	of 9/30/05	to COPT	Interest

695 Route 46 Wayne, New Jersey	20%	Operating	157,394	$1,208	$13,846	No	No

Harrisburg Portfolio Harrisburg, Pennsylvania	20%	Operating	671,759	(2,519)	66,600	No	No

TOTAL

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2005			2004
	September 30	June 30	March 31	December 31	September 30

Total Assets or Denominator for Debt to Total Assets	$1,901,696	$1,890,448	$1,798,920	$1,732,026	$1,650,726
Accumulated depreciation	163,424	165,101	153,127	141,716	131,018
Intangible assets on real estate acquisitions, net	67,686	66,354	64,965	67,560	67,083
Assets other than assets included in investment in real estate	(205,091)	(199,602)	(181,644)	(187,525)	(163,557)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$1,927,715	$1,922,301	$1,835,368	$1,753,777	$1,685,270

GAAP Revenues from Real Estate Operations	$62,996	$60,186	$59,705	$57,776	$52,276
Revenues from discontinued operations	671	855	922	837	821
Other income/(expense)	—	—	(1)	1	—
Combined Real Estate Revenues	$63,667	$61,041	$60,626	$58,614	$53,097

GAAP Revenues from Real Estate Operations	$62,996	$60,186	$59,705	$57,776	$52,276
Property operating	(19,032)	(17,574)	(18,565)	(16,876)	(15,789)
Revenues from discontinued operations	671	855	922	837	821
Property operating from discontinued operations	(296)	(334)	(353)	(294)	(408)
Other revenue	(1)	—	(1)	1	—
Combined Net Operating Income	$44,338	$43,133	$41,708	$41,444	$36,900

GAAP Net Operating Income for Same Office Properties	$34,855	$33,698	$33,368	$34,318	$34,395
Less: Straight line rent adjustments	(603)	(718)	(972)	(2,211)	(2,471)
Less: Amortization of deferred market rental revenue	294	(166)	(122)	(193)	(224)
Cash Net Operating Income for Same Office Properties	$34,546	$32,814	$32,274	$31,914	$31,700

Depreciation and amortization	$18,004	$15,068	$14,387	$13,668	$11,619
Depreciation of furniture, fixtures and equipment	(178)	(171)	(161)	(234)	(101)
Depreciation and amortization from discontinued operations	23	190	279	191	183
Combined real estate related depreciation and other amortization	$17,849	$15,087	$14,505	$13,625	$11,701

Total tenant improvements and incentives on operating properties	$3,484	$7,659	$13,163	$3,455	$3,924
Total capital improvements on operating properties	2,760	1,973	2,105	4,121	3,669
Total leasing costs for operating properties	3,017	967	668	2,761	2,598
Less: Nonrecurring tenant improvements and incentives on operating properties	(1,199)	(5,883)	(9,551)	(772)	(1,454)
Less: Nonrecurring capital improvements on operating properties	(1,047)	(891)	(1,630)	(2,834)	(2,920)
Less: Nonrecurring leasing costs for operating properties	(2,070)	(532)	(21)	(2,036)	(1,138)
Recurring capital expenditures	$4,945	$3,293	$4,734	$4,695	$4,679

Interest expense from continuing operations	$14,370	$13,728	$13,183	$12,483	$10,668
Interest expense from discontinued operations	126	188	175	165	171
Combined interest expense or denominator for interest coverage	$14,496	$13,916	$13,358	$12,648	$10,839
Scheduled principal amortization	3,750	3,789	7,394	6,093	5,775
Denominator for Debt Service Coverage	$18,246	$17,705	$20,752	$18,741	$16,614
Scheduled principal amortization	(3,750)	(3,789)	(7,394)	(6,093)	(5,775)
Preferred dividends — redeemable non-convertible	3,653	3,654	3,654	3,654	3,784
Preferred distributions	165	165	165	165	14
Denominator for Fixed Charge Coverage	$18,314	$17,735	$17,177	$16,467	$14,637

Common dividends for Earnings Payout Ratio	$10,966	$9,381	$9,339	$9,288	$9,235
Common distributions	2,452	2,205	2,179	2,179	2,202
Restricted shares	—	—	—	98	—
Dividends and distributions for FFO and AFFO Payout Ratio	$13,418	$11,586	$11,518	$11,565	$11,437